UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: May 5, 2006
LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)
(908) 582-8500
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-23: CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.1: REVISED CONSOLIDATED FINANCIAL INFORMATION

Item 8.01. Other Events
Included under Item 9.01 of this Report on Form 8-K are Lucent Technologies revised consolidated financial statements for each of the years ended September 30, 2005, 2004 and 2003. These consolidated financial statements supersede the consolidated financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2005, filed on December 14, 2005. These revised financial statements were required due to changes in our reportable segments effective October 1, 2005. The changes in the attached consolidated financial statements from those filed with our Annual Report on Form 10-K include revisions to Notes 1 and 11. All changes are summarized below:

•	The retroactive effect to our new segment structure for each of the years ended September 30, 2005, 2004 and 2003 in Notes 1 and 11 of the consolidated financial statements. We have also revised our Management Discussion and Analysis of Financial Condition and Results of Operations to reflect our new segment structure.

•	The Consolidated Statements of Operations for the years ended September 30, 2005, 2004, and 2003 was revised to reflect the revenue and cost changes for products and services.

•	The removal of fiscal 2006 expectations that was previously included in the Executive Summary section of our Management Discussion and Analysis of Financial Condition and Results of Operations.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are included with this Report:
23	Consent of PricewaterhouseCoopers LLP

99.1	Revised consolidated financial information for the years ended September 30, 2005, 2004 and 2003.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Date: May 5, 2006	By:	/s/ David W. Hitchcock

	Name:	David W. Hitchcock
	Title:	Corporate Controller

Exhibit Index
Exhibit Number
23	Consent of PricewaterhouseCoopers LLP.

99.1	Revised consolidated financial information for the years ended September 30, 2005, 2004 and 2003.